Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Research Collaboration and License Agreement (“Agreement”) is made and entered into as of the 15th day of June 2012 (the “Effective Date”) by and between AC Immune SA Corporation, a Swiss corporation with a principal place of business at Parc scientifique EPFL, PSE-B, CH-1015 Lausanne, Switzerland (“ACI”) and Genentech, Inc., a Delaware corporation, with offices located at 1 DNA Way, South San Francisco, CA 94080 (“GNE”) and F. Hoffmann-La Roche Ltd, a Swiss corporation with its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”) (GNE and Roche, collectively, “Genentech”). ACI and Genentech are each referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS ACI possesses certain expertise and proprietary technologies related to antibody products that interact with tau protein and its derivatives.

WHEREAS ACI and Genentech wish to collaborate in further research related to antibody materials that interact with tau protein and its derivatives for the diagnosis, prevention and treatment of diseases;

WHEREAS Genentech is a health care company with expertise and capability in researching, developing, manufacturing and marketing human therapeutics and diagnostics;

WHEREAS, ACI and Genentech wish to enter into an exclusive licensing arrangement whereby Genentech will have exclusive rights to research, develop and commercialize antibody products that interact with tau protein derivatives for the selection and evaluation of patients and the treatment of Alzheimer’s disease and other indications in exchange for upfront, milestone and royalty payments.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1: DEFINITIONS

1.1 “ACI Antibodies” means all Tau-Active Antibodies that are owned or Controlled by ACI as of the Effective Date, or during the Term of this Agreement, or provided by, or on behalf of, ACI to the Research Program; but [*****].

1.2 “ACI Confidential Information” means Confidential Information disclosed or provided by, or on behalf of, ACI to Genentech or its designees, other than [*****].

1.3 “ACI IP Rights” means (i) all Patents which claim Tau-Active Antibodies (including assays, and methods of immunization to generate, methods of making or methods of using any of the foregoing) or methods of screening or detecting Tau interaction, binding or modulation activity, which Patents include but are not limited to those set forth on Exhibit A, and (ii) all other intellectual property rights in and to Know-How related to Licensed Products and Tau-Active Antibodies (including assays, and methods of immunization to generate, methods of making or methods of using any of the foregoing) or methods of screening or detecting Tau interaction, binding or modulation activity; in each case (a) owned or Controlled by ACI or its Affiliates as of the Effective Date or during the Term of this

Research Collaboration and License Agreement (Tau)	1

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

Agreement, which shall include (A) those antibodies that have been generated as of the Effective Date utilizing the antigens set forth on Exhibit C but have not yet been sequenced or characterized and (B) those antibodies that will be generated by ACI through the use of the antigens listed on Exhibit C (each in clauses (A) and (B), a “Discovery Antibody” or collectively the “Discovery Antibodies”) (b) excluding (1) any [*****], (2) any claims which are specific to [*****], but in each case except to the extent rights to and under such claims which are specific to a [*****] are necessary for Genentech to fully exploit its rights and activities as contemplated in this Agreement, including research, development and commercialization of Licensed Products in the Genentech Field and (3) any claims specifically directed to methods for producing antibodies other than Tau-Active Antibodies [*****] Tau.

1.4 “ACI Licensee” means any Third Party which enters into an agreement with ACI or an Affiliate of ACI involving the grant to such Third Party of a right to make, use, sell, offer for sale or import a Tau-Active Antibody outside the Genentech Field.

1.5 “ACI Program IP Rights” has the meaning set forth in Section 7.2.1.

1.6 “Additional Indication” means any disease condition, [*****].

1.7 “Affiliate” means any Person that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.9, “control” means (i) the direct or indirect ownership of fifty percent (50%) or more of the voting stock or other voting interests or interest in the profits of the Party, or (ii) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. For purposes of this Agreement, with respect to Genentech, the term “Affiliate” shall not include [*****] and its successors, or any entity that controls, is controlled by or is under common control with [*****], in each case that is not controlled by Genentech unless and until GNE [*****] provides written notice to ACI specifying [*****] as an Affiliate of Genentech.

1.8 “Applicable Laws” means all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any government or regulatory authority, or court, of competent jurisdiction.

1.9 “BLA” means a complete biologics license application as defined in, and containing the content, and in the format, required by 21 C.F.R. § 600 et seq filed with the FDA, or a corresponding application with a Regulatory Authority in a country other than the United States, together with all replacements, additions, deletions, and supplements thereto.

1.10 “Blocking Third Party Intellectual Property” has the meaning set forth in Section 5.7.2.

1.11 “Business Day(s)” means any day, other than a Saturday, Sunday or day on which commercial banks located in San Francisco or Lausanne are authorized or required by law or regulation to close.

1.12 “Change in Control” has the meaning set forth in Section 14.3.

1.13 “Commercially Reasonable Efforts” means the exercise of such efforts and commitment of such resources by [*****]

Research Collaboration and License Agreement (Tau)	2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

[*****].

1.14 “Competitor” has the meaning set forth in Section 14.3.

1.15 “Confidential Information” means (i) all information and materials (of whatever kind and in whatever form or medium) disclosed by or on behalf of a Party to the other Party (or its designee) in connection with this Agreement, including any Know-How, whether prior to or during the term of this Agreement (including any such information and materials disclosed pursuant to the Confidential Disclosure Agreement between the Parties dated March 18, 2010, as amended) and whether provided orally, electronically, visually, or in writing; (ii) all copies of the information and materials described in (i) above; and (iii) the existence and each of the terms and conditions of this Agreement. “Confidential Information” shall not include, to the extent a Party can demonstrate, through its contemporaneous written records, information and materials (a) known to the receiving Party, or in the public domain, at the time of its receipt by a Party, or which thereafter becomes part of the public domain other than by virtue of a breach of this Agreement or the obligations of confidentiality under this Agreement; (b) received without an obligation of confidentiality from a Third Party having the right to disclose without restriction such information; (c) independently developed by the receiving Party without use of or reference to Confidential Information disclosed by the other Party; and (d) released from the restrictions set forth in this Agreement by the express prior written consent of the disclosing Party.

1.16 “Control(s)” or “Controlled” means the possession by a Party, as of the Effective Date or during the term of this Agreement, with respect to Know How or Patent rights either (i) physical possession or the right to such physical possession of those items, with the right to provide them to Third Parties; or (ii) rights sufficient to grant the applicable license or sublicense under this Agreement, in each case without violating the terms of any agreement with any Third Party.

1.17 “CRO” means a Third Party contract research organization.

1.18 “Covers” or “Covered by,” or the like, with reference to a particular Licensed Product means that the making, using, selling, offering for sale, or importing of such Licensed Product would, but for ownership of, or a license granted under this Agreement to, the relevant Patent infringe a Valid Patent Claim of the relevant Patent in the country in which the activity occurs.

1.19 “Diagnostic Field” means the detection and/or quantification of the presence or amount of an analyte in body fluids or tissue that affects the pathogenesis of any disease or a biological marker or a set of biological markers shown to indicate a predisposition to any disease.

1.20 “Diagnostic Net Sales” mean, with respect to sales or other dispositions of a Diagnostic Product, [*****]

a)	[*****]

b)	[*****]

[*****]

Research Collaboration and License Agreement (Tau)	3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

[*****]

[*****]

[*****]

[*****]

1.21 “Diagnostic Product” means any product, method or technologies in the form of a device, compound, kit or service that contains a Tau Active Antibody for use in the Diagnostic Field.

1.22 “Discovery Antibody IP Rights” means a Valid Patent Claim within the ACI IP Rights that Covers a Discovery Antibody.

1.23 “Discovery Antibody(ies)” has the meaning set forth in Section 1.3.

1.24 “Dispute” has the meaning set forth in Section 13.1.

1.25 “ED-Go Decision” has the meaning set forth in Section 5.2.1(a).

1.26 “Effective Date” has the meaning set forth in the introductory paragraph of the Agreement.

1.27 “EMA” means the European Medicines Agency, or any successor thereto.

1.28 “FDA” means the U.S. Food and Drug Administration or corresponding governmental authority in another country, or any successor thereto.

1.29 “Filing” or “Filed” means, with respect to an application for Marketing Approval that such application has been filed with and accepted for review by the appropriate Regulatory Authority.

1.30 “First Commercial Sale” means, with respect to a particular Licensed Product in a given country, the first bona fide arm’s length commercial sale of such Licensed Product following Marketing Approval in such country by or under authority of Genentech, its Affiliates or Genentech Licensees to a Third Party.

1.31 “FTE” means a full-time person, or more than one person working the equivalent of a full-time person, where “full-time” is determined by the standard practices in the biopharmaceutical industry in the geographic area in which such personnel are working.

1.32 “Genentech Confidential Information” means Confidential Information disclosed or provided by, or on behalf of, Genentech to ACI or its designees, other than Program Confidential

Research Collaboration and License Agreement Tau	4

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

Information.

1.33 “Genentech Field” means the [*****].

1.34 “Genentech IP Rights” means (i) all Patents which claim a Tau-Active Antibody (including a method of making or using a Tau-Active Antibody) or assays, methods of screening or detecting Tau interaction and (ii) all other intellectual property rights, or rights in confidential or proprietary information, relating to a Tau-Active Antibody; in each case owned or Controlled by GNE as of the Effective Date or during the Term of this Agreement and all Genentech Program IP Rights and Genentech’s interest in the Joint Program IP Rights. Genentech IP Rights are exclusive of any ACI IP Rights licensed to Genentech under this Agreement.

1.35 “Genentech Licensee(s)” means any Third Party which enters into an agreement with Genentech or an Affiliate of Genentech involving the grant to such Third Party of a right to make, use, sell, offer for sale or import a Tau-Active Antibody or Licensed Product or a sublicense under any of the licenses granted to Genentech hereunder.

1.36 “Genentech Program IP Rights” has the meaning set forth in Section 7.2.1.

1.37 “ICC” has the meaning set forth in Section 13.2.

1.38 “ICC Rules” has the meaning set forth in Section 13.2.

1.39 “IFRS” shall mean the International Financial Reporting Standards (IFRS), consistently applied.

1.40 “Improvements” has the meaning set forth in Section 7.2.2.

1.41 “IND” means a complete “Investigational New Drug Application” as defined in 21 C.F.R. 312.3 and containing the content, and in the format, required by 21 C.F.R. 312.23, or a corresponding application with a regulatory agency in a country other than the United States, together with all additions, deletions, and supplements thereto.

1.42 “Joint Program IP Rights” has the meaning set forth in Section 7.2.1.

1.43 “Joint Research Committee” or “JRC” has the meaning set forth in Section 2.2.1.

1.44 “Know-How” means all compositions of matter, techniques and data and other know-how and technical information, including inventions (whether or not patentable), improvements and developments, practices, methods, concepts, know-how, trade secrets, documents, computer data, computer code, apparatus, clinical and regulatory strategies, test data, analytical and quality control data, formulation, manufacturing, patent data or descriptions, development information, drawings, specifications, designs, plans, proposals and technical data and manuals and all other proprietary information.

1.45 “K.U. Leuven Agreement” has the meaning set forth in Section 4.3.3.

1.46 “Licensed Product(s)” means (i) any product containing a Tau-Active Antibody for use in the Therapeutics Field or (ii) a Diagnostic Product. [*****].

1.47 “Major European Country” means Germany, France, the United Kingdom, Spain or Italy.

Research Collaboration and License Agreement (Tau)	5

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

1.48 “Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, use, storage, import, transport, marketing and sale of Licensed Products in a country or regulatory jurisdiction. For countries where governmental approval is required for pricing or reimbursement for the Licensed Product, “Marketing Approval” shall not be deemed to occur until such pricing or reimbursement approval is obtained.

1.49 “Milestone” has the meaning set forth in Section 5.2.1.

1.50 “Net Sales” of a Licensed Product in a particular period means [*****]

Research Collaboration and License Agreement (Tau)	6

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

[*****]

1.51 “Outside Patent Counsel” has the meaning set forth in Section 7.4.3.

1.52 “Patent(s)” means a patent or a patent application, including any additions, divisions, continuations, continuations-in-part, pipeline protection, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, patent term extensions, supplementary protection certificates and renewals of any of the above.

1.53 “Patent Infringement Dispute” has the meaning set forth in Section 13.3.

1.54 “Person” means any person or entity, including any individual, trustee, corporation, partnership, trust, unincorporated organization, limited liability company, business association, firm, joint venture or governmental agency or authority.

1.55 “Phase I Clinical Trial” means, as to a specific Therapeutic Product, a controlled and lawful study in humans designed with the principal purpose of preliminarily determining the safety of a pharmaceutical product in healthy individuals or patients, and for which there are no primary endpoints related to efficacy, as further defined in 21 C.F.R. § 312.21(a); or similar clinical study in a country other than the United States.

1.56 “Phase II Clinical Trial” means, as to a specific Therapeutic Product, a controlled and lawful study in humans designed with the principal purpose of determining initial efficacy and dosing of such Licensed Product in patients for the indication(s) being studied, as further defined in 21 C.F.R. § 312.21(b); or similar clinical study in a country other than the United States.

1.57 “Phase III Clinical Trial” means, as to a specific Therapeutic Product, a controlled and lawful study in humans of the efficacy and safety of such Licensed Product, which is prospectively designed to demonstrate statistically whether such Licensed Product is effective and safe for use in a particular indication in a manner sufficient to file an application to obtain Marketing Approval to market and sell that Licensed Product in the United States or another country for the indication being investigated by the study, as further defined in 21 C.F.R. § 312.21; or similar clinical study in a country other than the United States.

Research Collaboration and License Agreement (Tau)	7

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

1.58 “Product Reversion Package” means, [*****].

1.59 “Program Antibody” means any Tau-Active Antibody created, discovered, conceived or reduced to practice by the Parties jointly or solely by either Party during the conduct of activities under the Research Program or Research Plan during the Research Term.

1.60 “Program IP Rights” means (i) all Patents which claim a (including a method of making or using) Know How conceived, reduced to practice or otherwise created during the conduct of and in connection with activities under the Research Program or Research Plan (whether solely by one Party and/or its respective employees, contractors or consultants or jointly by the Parties and/or their employees, contractors or consultants), and (ii) all other intellectual property rights, or rights in confidential or proprietary information, in and to Know-How conceived, reduced to practice or otherwise created during the conduct of and in connection with activities under the Research Program or Research Plan (whether solely by one Party and/or its respective employees, contractors or consultants or jointly by the Parties and/or their employees, contractors or consultants). [*****].

1.61 “Program Confidential Information” means (i) all information and materials (of whatever kind and in whatever form or medium), including any Know-How, created by, or on behalf of, either Party, or created jointly by the Parties during the course of performing the activities contemplated by the Research Plan and (ii) all copies of the information and materials described in (i) above. “Program Confidential Information” shall not include, to the extent a Party can demonstrate, through its contemporaneous written records, information and materials (a) known to either Party, or in the public domain, prior to its creation hereunder, or which thereafter becomes part of the public domain other than by virtue of a breach of this Agreement or the obligations of confidentiality under the Agreement; (b) received without an obligation of confidentiality from a Third Party having the right to disclose without restrictions such information; and (c) released from the restrictions set forth in this Agreement by the express prior written consent of the other Party.

1.62 “Prosecution and Maintenance” or “Prosecute and Maintain,” has the meaning set forth in Section 7.4.1.

Research Collaboration and License Agreement (Tau)	8

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

1.63 “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, in any jurisdiction of the world, involved in the granting of Marketing Approval.

1.64 “Research Plan” means the written research plan for the Research Program to be prepared by the Parties in accordance with Section 2.1. The initial draft Research Plan is set forth on Exhibit B. The Research Plan may be amended or modified from time to time by the Joint Research Committee by written agreement or as evidenced in the approved minutes of the JRC meetings.

1.65 “Research Program” means the program of research and preclinical development the Parties engage in under this Agreement, which program is set forth on the Research Plan.

1.66 “Research Term” means the period of time during which each Party will undertake activities in the Research Program or on the Research Plan, as such period of time is identified in Section 2.6.

1.67 “ROFN Period” has the meaning set forth in Section 4.5.

1.68 “Tau” means the microtubule-associated protein known as tau and all isoforms thereof.

1.69 “Tau-Active Antibody” means any antibody protein, including variants, modifications, fragments or derivatives thereof, that binds to and interacts with or modulates Tau or variants, modifications, derivatives or fragments of Tau.

1.70 “Term” has the meaning set forth in Section 9.1.

1.71 “Termination Product” means a Therapeutic Product that (a) exists as of the date of termination (but not expiration) of this Agreement and (b) contains [*****] as an active ingredient.

1.72 “Territory” means the entire world.

1.73 “Therapeutic Field” means the prevention, cure, amelioration or treatment of any disease or condition, in each case other than by means of [*****].

1.74 “Therapeutic Product” means any Licensed Product developed and/or marketed for use in the Therapeutic Field, but expressly excluding [*****].

1.75 “Third Party” means a Person that is not a Party to this Agreement or an Affiliate of a Party to this Agreement.

1.76 “United States” means the United States of America, its territories and possessions as of the Effective Date, including the Commonwealth of Puerto Rico.

1.77 “Valid Patent Claim” means a claim of an issued and unexpired Patent which has not been disclaimed, revoked, held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

1.78 “Vaccine Product” means an active vaccination product that incorporates Tau or any variant, derivative, modification, or fragment of Tau for use as a vaccine.

Research Collaboration and License Agreement (Tau)	9

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

1.79 “Vaccine Product Rights” mean (i) all Patents which claim Know-How related to Vaccine Products (including methods of making or using Vaccine Products), and (ii) all other intellectual property rights, or rights in confidential or proprietary information, in and to Know-How specific to a Vaccine Product; in each case owned or Controlled by ACI as of the Effective Date or during the Term of this Agreement

ARTICLE 2: RESEARCH PROGRAM

2.1 Research Program Overview and Responsibilities. Under this Agreement, the Parties are establishing a Research Program directed to the advancement and research of existing ACI Antibodies and the development of new antibodies. The Research Program will be coordinated by the Joint Research Committee. The Research Program will be described, and the Parties’ responsibilities with respect to the Research Program will be set forth, in the Research Plan. Each Party shall use diligent efforts to perform its respective responsibilities under the Research Plan and for the Research Program, and shall cooperate with and provide reasonable support to the other Party in such other Party’s performance of its responsibilities thereunder.

2.2 Joint Research Committee.

2.2.1 The JRC. Within [*****] days after the Effective Date, the Parties shall establish a committee to oversee the Research Program, and to plan and coordinate the activities under the Research Plan (“Joint Research Committee” or “JRC”). The JRC will be composed of three (3) representatives designated by each Party (or such other number as the Parties may agree, provided that each of the Parties shall have the same number of JRC members). Representatives must be appropriate for the tasks then being undertaken and the stage of research or pre-clinical development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JRC contact. Either Party may replace any or all of its representatives to the JRC at any time upon prior written notice to the other Party. If a Party’s representative is unable to attend a meeting, that Party may designate an alternate representative.

2.2.2 Meetings. The JRC shall meet at such times as are unanimously agreed to by the JRC members, but no less than once each calendar quarter. Such meetings may be in-person, via videoconference, or via teleconference, provided that at least one meeting per calendar year shall be held in person. JRC meetings must be attended by at least one representative from each Party. The location of in-person JRC meetings will alternate between South San Francisco, California and Lausanne, Switzerland, unless otherwise agreed to by the Parties. Each Party will bear the expense of its respective Committee members’ participation in JRC meetings. he JRC shall record all decisions made, and otherwise take minutes as appropriate. Genentech shall have the responsibility for keeping minutes. JRC meeting minutes will be sent to each member of the JRC for review as soon as practicable after a meeting. A Party may, with the prior written consent of the other Party, invite a reasonable number of non-voting employees, consultants or scientific advisors to attend a meeting of the JRC. Those invitees must be bound by appropriate confidentiality obligations.

2.2.3 Responsibilities of the JRC. Subject to Section 2.2.4, the Joint Research Committee shall perform the following functions:

(i) review and amend the Research Plan, as needed;

(ii) review the allocation of resources and efforts for the Research Program;

(iii) monitor the progress of the Research Program;

Research Collaboration and License Agreement (Tau)	10

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

(iv) subject to Section 2.3, coordinate, and be the primary conduit for, the transfer of ACI Antibodies, Program Antibodies and related research materials, Know-How, and Confidential Information between the Parties; and

(v) Perform such other functions referred to in the Research Plan, as appropriate to further the purposes of the Research Program, or as otherwise specified in this Agreement or agreed to by the Parties.

2.2.4 Decision-Making Authority. The Joint Research Committee will attempt to make decisions by consensus. If the JRC cannot reach consensus, then Genentech shall have final decision making authority; except for the following, which require agreement of the Parties: [*****].

2.3 Transfer of Know-How During Research Term.

2.3.1 JRC Meetings and Communication. In addition to JRC meetings, project team scientists working on the Research Plan shall have periodic meetings or teleconference or videoconference discussions.

2.3.2 Ongoing Transfer of ACI Antibodies and related Know-How. Within [*****] days of the Effective Date, ACI shall deliver to Genentech: (a) a reasonable amount of research materials [*****] and (b) other Know-How related to the rights granted to Genentech by this Agreement in ACI’s control as of the Effective Date. On an ongoing basis during the Term, ACI shall, as determined by the JRC, deliver to Genentech: (i) a reasonable amount of research materials [*****] and (ii) other Know-How created under the Research Plan or otherwise obtained by ACI and not already in Genentech’s possession.

2.3.3 Written Reports. At least once every calendar quarter during the Research Term and within [*****] following the end of the Research Term, ACI shall provide to Genentech, through the JRC, the following written communications regarding work undertaken or assigned as part of the Research Program: (a) a written description of significant discoveries or advances, promptly after such results are obtained or their significance is appreciated; (b) a written summary of research conducted and the results thereof, including any antibodies made or discovered, the results of in vitro and in vivo studies, any inventions conceived or reduced to practice, on at least a calendar quarter basis; (c) raw data for research undertaken under the Research Program, upon request of Genentech; and (d) a list of the CROs performing activities during that calendar quarter and a brief summary of the work performed by each CRO. The foregoing reporting obligation may be satisfied in the form of a joint report created by the Parties following a JRC meeting, such joint report to reflect the information contained in Research Program updates made by the Parties at such JRC meeting along with supporting raw data.

2.4 Subcontracting. ACI may use CROs or research institutions to outsource some of its activities under the Research Plan provided that ACI shall delegate such responsibilities to CROs or research institutions in writing. All individual contractors or consultants performing any of ACI’s activities under a Research Plan must have entered into a written agreement with ACI that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Know-How to the same extent as under this Agreement, and requiring all such individuals to assign to ACI all right, title and interest in and to any intellectual property (and intellectual property rights) created, discovered, conceived or reduced to practice in conducting such activities. ACI is responsible for compliance by

Research Collaboration and License Agreement (Tau)	11

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

CROs, research institutions and Third Party FTEs with the terms and conditions of this Agreement as if those CROs, research institutions and Third Party FTEs were ACI’s employees.

2.5 Research Costs. During the Research Term, each Party shall perform, at its expense, those activities to be undertaken by such Party as set forth in the Research Plan.

2.6 Research Term. The Research Term commences as of the Effective Date and, unless the Agreement is earlier terminated under Article 9, or the Research Program is earlier terminated under Section 14.1, shall continue until either (a) Genentech notifies ACI of termination of the Research Term at any time following the [*****] of the Effective Date or (b) ACI notifies Genentech of termination of the Research Term at any time following the earlier of (i) the date on which the first Therapeutic Product is administered to the first human subject in a Phase I Clinical Trial, or (ii) [*****] years after the Effective Date. After [*****] months following the end of the Research Term, the JRC is no longer required to meet.

ARTICLE 3: DEVELOPMENT AND COMMERCIALIZATION EFFORTS

3.1 Development and Commercialization Responsibilities.

3.1.1 Exclusive Genentech Right. Except for those activities set forth in the Research Plan, as between the Parties, Genentech (and, if applicable, Genentech Licensees) have the sole right and responsibility for, and control over, all research, development, manufacturing and commercialization activities, including all regulatory activities, with respect to any Licensed Products.

3.1.2 Development Costs. Except as otherwise agreed to by the Parties, [*****] shall bear all costs and expenses associated with research, development, manufacturing and commercialization activities with respect to Licensed Products, excluding costs incurred by [*****] in performance of its activities under the Research Plan.

3.1.3 ACI Cooperation. ACI shall, and shall cause its employees, contractors and agents to, cooperate with and provide reasonable support and assistance to Genentech in its conduct of any activities in the research, development, manufacturing and commercialization, including in the seeking of Marketing Approval, of Licensed Products. [*****] shall [*****] for any [*****] reasonably incurred by [*****] in connection with such cooperation and support provided that such [*****] are approved in advance by [*****].

3.1.4 Development Updates. Throughout the Term, Genentech shall provide to ACI periodic updates on the plan for development of Licensed Products containing ACI Antibody(ies) or Program Antibody(ies) under this Agreement on at least a [*****] basis. Such updates to include a summary of any significant progress or advances along with a general description of Genentech’s then-current plan of development. It is understood and agreed that the development plan summaries provided under this Section 3.1.4 are non-binding and provided to ACI for informational purposes only.

3.2 Genentech Diligence. Genentech shall use Commercially Reasonable Efforts to develop and commercialize at least one Licensed Product (other than a Diagnostic Product) for Alzheimer’s disease [*****] as indicated by compelling biologic rationale and commercial viability, and one Diagnostic Product for Alzheimer’s disease (whereby the failure to use Commercially Reasonable Efforts to develop a Diagnostic Product only entitles ACI to pursuant to Section 9.2.1 partially terminate the license for Diagnostic Products). Activities by Genentech Licensees and Affiliates

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will be considered as Genentech’s activities under this Agreement for purposes of determining whether Genentech has complied with its obligations under this Section 3.2.

3.3 Development of Licensed Products.

3.3.1 Generally. The Parties intend and agree that filing for any Marketing Approval and commercialization of Licensed Products shall be controlled by Genentech. Without limiting the generality of the foregoing, Genentech shall be responsible for making and have authority to make all decisions, and undertake any actions necessary as a result of such decisions, regarding development (including additional preclinical and clinical development and testing), selecting drug candidates and preparing and filing BLAs and any other applications for Marketing Approval. Genentech shall own all regulatory submissions, including all Marketing Approvals and applications therefor, for Licensed Products in the United States.

3.3.2 Cooperation. ACI shall cooperate with and provide reasonable support to Genentech in its conduct of any activities in the development and seeking of Marketing Approval of Licensed Products. Without limiting the generality of the foregoing, ACI shall assist Genentech and any Genentech Licensee in the preparation and filing of any applications for Marketing Approval with respect to Licensed Products, including by delivering all information in ACI’s Control (in a complete and accurate form) necessary or useful to complete and file any Marketing Approval for a Licensed Product in the United States. [*****] shall [*****] for any [*****] reasonably incurred by [*****] in connection with such cooperation and support provided that such [*****] are approved in advance by [*****].

3.3.3 Transfer of Information and Regulatory Filings. Within [*****] days following the Effective Date and on an ongoing basis during the Term, ACI agrees to transfer to Genentech all Know-How, including any preclinical data, assays and associated materials, protocols, reports, procedures and any other information in ACI’s Control, necessary or useful to continue or initiate pre-clinical or clinical development, or in seeking Marketing Approval, of Licensed Products.

3.3.4 Manufacturing and Supply. Genentech shall be responsible for manufacturing and supplying Licensed Products for clinical use and commercial sale in the Genentech Field.

ARTICLE 4: LICENSE GRANTS, NEGOTIATION RIGHT

4.1 License Grants to Genentech.

4.1.1 Therapeutic License. ACI hereby grants to Genentech, and Genentech hereby accepts an exclusive (even as to ACI) right and license under the ACI IP Rights, the ACI Program IP Rights and ACI’s interest in the Joint Program IP Rights to research, develop, make, have made, use, sell, offer for sale and import Tau-Active Antibodies and Licensed Products in each case for use in the Therapeutic Field in the Territory. The license granted to Genentech in this Section 4.1.1 shall include the right to sublicense to multiple tiers of Third Parties in accordance with the terms of Section 4.6.

4.1.2 Diagnostic License. ACI hereby grants to Genentech, and Genentech hereby accepts an exclusive (even as to ACI) right and license under the ACI IP Rights, the ACI Program IP Rights and ACI’s interest in the Joint Program IP Rights to research, develop, make, have made, use, sell, offer for sale and import Tau-Active Antibodies and Licensed Products for use in the Diagnostic Field in the Territory. The license granted to Genentech in this Section 4.1.2 shall include the right to sublicense to multiple tiers of Third Parties in accordance with the terms of Section 4.6.

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4.1.3 For the avoidance of doubt, no license is granted to Genentech to make, use, sell, offer for sale or import [*****], provided however that nothing in this Section 4.1.3 shall limit Genentech’s right to make any biological materials for use in the research and development of Licensed Products.

4.2 License Grant to ACI for Conduct of the Research Program. Subject to the terms of this Agreement, Genentech hereby grants to ACI a non-exclusive, non-transferable, non-sublicenseable (except as expressly provided in Section 2.4), right and license under the (i) ACI IP Rights (to the extent exclusively licensed to Genentech hereunder), (ii) ACI Program IP Rights and ACI’s interest in the Joint Program IP Rights (each to the extent exclusively licensed to Genentech hereunder), and (iii) Genentech IP Rights, in each case to research, develop, make and use (but not to sell or offer for sale) Tau-Active Antibodies solely to the extent necessary for ACI to conduct those activities specified in the Research Plan or to otherwise generate and develop Discovery Antibodies for use or inclusion in the Research Program.

4.3 Exclusivity; Restrictions.

4.3.1 ACI shall not (i) provide any Tau-Active Antibodies or Licensed Products to any Third Party; or (ii) provide to any Third Party any methods of screening for, identifying or making any Tau-Active Antibodies or Licensed Products, except as expressly provided in, and in strict accordance with, Section 2.4. For clarity, the foregoing restriction will not apply to limit ACI’s use or transfer of Tau-Active Antibodies and related methods of screening, identification or manufacture, with respect to ACI’s activities outside the Genentech Field, including without limitation the research, development and commercialization of Vaccine Products.

4.3.2 During the Term, the Parties agree that Genentech shall have the sole right to develop and commercialize Tau-Active Antibodies and ACI shall not have any rights to develop or commercialize products containing Tau-Active Antibodies for any purpose.

4.3.3 Academic Research. ACI may provide Tau-Active Antibody material existing prior the Effective Date to Katholieke Universiteit Leuven (“K.U. Leuven”) solely for use in the academic research performed under the agreement entered into between ACI and K.U. Leuven effective as of July 1, 2008 (the “K.U. Leuven Agreement”) provided, however, that (i) use of such Tau-Active Antibodies shall not conflict with Genentech’s exclusive rights under this Agreement; and (ii) all intellectual property rights (including but not limited to Patents and Know-How) made pursuant to the K.U. Leuven Agreement shall be included within the ACI IP Rights to the extent necessary or useful to Genentech in exercising its rights under the licenses granted in this Agreement.

4.3.4 Leuven License. ACI has provided to Genentech a true and correct copy (except for redactions of financial terms) of that certain License Agreement between ACI and K. U. Leuven dated September 22, 2010 (the “Leuven License”). Genentech acknowledges that Leuven retained certain rights as set forth in the License Agreement and ACT has certain obligations owed to Leuven and that the rights granted under this Agreement are subject to those retained rights and obligations. ACI shall not commit any acts or omissions that could cause a material breach of the Leuven License, such that K. U. Leuven would be entitled to terminate the Leuven License or amend it in any way that would adversely affect a license or other rights granted to GNE under this Agreement. In addition, (i) without the prior written consent of GNE, ACI shall not exercise any rights it may have with respect to the Leuven License or amend, terminate, or waive any of its rights under, the Leuven License in any way that would adversely affect a license or other rights granted to GNE under this Agreement and (ii) ACI agrees to promptly notify GNE in the event that ACI receives notice of any alleged breach of the Leuven License or otherwise has reason to believe such an allegation is likely. ACI agrees that GNE may take any action

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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necessary to remedy any actual or alleged breach of the Leuven License where such action does not relieve ACI from any obligation hereunder.

4.4 No Implied Licenses. Each Party acknowledges that the licenses granted under this Article 4 are limited to the scope expressly granted, and all other rights under a Party’s Patents and other intellectual property rights are expressly reserved to the granting Party.

4.5 Right of First Negotiation. Promptly following the Effective Date, ACI shall provide to Genentech all information in ACI’s Control as reasonably necessary or useful for Genentech to evaluate its interest in the Vaccine Product Rights (including information and data regarding safety, efficacy, toxicity, potential side effects and any and all Marketing Approval filings). Genentech shall have [*****] calendar days from receipt of such notice to notify ACI of Genentech’s intent to negotiate for the Vaccine Product Rights. Upon receipt by ACI of Genentech’s notice of intent to negotiate, ACI shall negotiate solely and in good faith with Genentech for a period of [*****] calendar days (the “ROFN Period”). If the Parties are unable to agree on substantive terms within the ROFN Period, Genentech shall promptly reduce to writing its last offer to ACI and provide such writing to ACI, and ACI shall be free to enter into an agreement with a Third Party for the sale or licensing of the ACI Vaccine Rights provided that the terms of such agreement when taken as a whole shall be no more favorable to the Third Party than those last offered by Genentech. If ACI is unable to enter into an agreement with a Third Party on terms that are not more favorable to the Third Party than those terms last offered by Genentech and ACI notifies Genentech of ACI’s desire to resume negotiations, the Parties agree to negotiate in good faith to reach a definitive agreement on mutually acceptable terms.

4.6 Sublicenses. Genentech may sublicense its rights under the license set forth in Section 4.1, provided that any such sublicense agreement is consistent with the terms and conditions of this Agreement. In the event of any such sublicense, Genentech shall continue to remain primarily liable for all liabilities and obligations under this Agreement, including the payment obligations set forth in Article 5. Genentech is responsible for compliance by Genentech Licensees with the terms and conditions of this Agreement and the applicable sublicense agreement, including the diligence obligations set forth in Section 3.2.

ARTICLE 5: PAYMENTS

5.1 Up-Front Payment. In consideration for the rights granted and promises made hereunder, including the license granted to Genentech under the ACI IP Rights, Genentech shall, within thirty (30) days of the Effective Date, pay to ACI a one-time payment of seventeen million Swiss Francs (CHF 17,000,000).

5.2 Therapeutic Product Milestone Payments.

5.2.1 With respect to the first Therapeutic Product containing an ACI Antibody (including a Discovery Antibody) or a Program Antibody (each a “Milestone Product”) to achieve the clinical development, Marketing Approval Filing, or First Commercial Sale milestones (each a “Milestone”) set forth below, within [*****] days of the first occurrence that each such Milestone is achieved, Genentech shall pay ACI the amounts set forth herein below.

(a) [*****] upon [*****]

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[*****]

(b) [*****] upon commencement [*****]

(c) With respect to Alzheimer’s disease indication:

(i)	[*****] upon [*****];

(ii)	[*****] upon [*****];

(iii)	[*****] upon [*****];

(iv)	[*****] upon [*****];

(v)	[*****] upon [*****];

(vi)	[*****] upon [*****];

(vii)	[*****] upon [*****]; and

(viii)	[*****] upon [*****].

(d) With respect to each of the first [*****] to achieve the applicable Milestone:

(i)	[*****] upon [*****];

(ii)	[*****] upon [*****];

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(iii)	[*****] upon [*****];

(iv)	[*****] upon [*****];

(v)	[*****] upon [*****];

(vi)	[*****] upon [*****];

(vii)	[*****] upon [*****]; and

(viii)	[*****] upon [*****].

5.3 Diagnostic Product Milestone Payments. Upon [*****], Genentech shall pay ACI [*****]. Within [*****] days following the end of the first calendar year in which Diagnostic Net Sales for such calendar year equal or exceed [*****] Genentech shall pay ACI [*****].

5.4 Therapeutic Product Royalties. In consideration for the rights granted hereunder, in each calendar quarter during the Term of this Agreement in which Genentech records Net Sales of a Therapeutic Product, royalties as follows:

5.4.1 For Net Sales of a Therapeutic Product Covered by a Valid Patent Claim within the ACI IP Rights in the country of sale other than the Discovery Antibody IP Rights in such country, and subject to and in accordance with the terms and conditions of this Agreement, Genentech shall pay to ACI, on a Therapeutic Product-by-Therapeutic Product and country-by-country basis, an amount equal to [*****] of such annual Net Sales.

5.4.2 For Net Sales of a Therapeutic Product Covered by the Discovery Antibody IP Rights in the country of sale and not Covered by any other Valid Patent Claim within the ACI IP Rights in such country, and subject to and in accordance with the terms and conditions of this Agreement, Genentech shall pay to ACI, on a Therapeutic Product-by-Therapeutic Product and country-by-country basis, an amount equal to [*****] of such annual Net Sales.

5.4.3 For Net Sales of a Therapeutic Product Covered by a Valid Patent Claim within the ACI Program IP Rights or ACI’s interest in the Joint Program IP Rights in the country of sale (and not covered by a Valid Patent Claim within the ACI IP Rights), and subject to and in accordance with the

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terms and conditions of this Agreement, Genentech shall pay to ACI, on a Therapeutic Product-by- Therapeutic Product and country-by-country basis, an amount equal to [*****] of such annual Net Sales.

5.4.4 For Net Sales of Therapeutic Products that contain as an active ingredient a Tau-Active Antibody that is (i) an ACI Antibody or (ii) is generated by Genentech using proprietary screening technology within the ACI IP Rights and such Therapeutic Product is not Covered by a Valid Patent Claim within the ACI IP Rights (including the Discovery Antibody IP Rights), the ACI Program IP Rights or the Joint Program IP Rights in the country of sale, a royalty equal to [*****] of annual Net Sales, provided, however, that royalty payment obligations under this Section 5.4.4 shall terminate, on a country-by-country basis, upon the date that is [*****] years from the date of First Commercial Sale of the applicable Therapeutic Product in a country. For the sake of clarity, royalties paid under this Section 5.4.4 shall be mutually exclusive of royalties to be paid under Sections 5.4.1-5.4.3; in no event shall royalties be paid under this Section 5.4.4 on Net Sales of Therapeutic Products Covered by a Valid Patent Claim of the ACI IP Rights for which the royalty is paid under Section 5.4.1 or 5.4.2 or of the ACI Program IP Rights or Joint Program IP Rights for which a royalty is paid under 5.4.3.

5.5 Diagnostic Product Royalties. In consideration for the rights granted hereunder, in each calendar quarter during the Term of this Agreement in which Genentech records Diagnostic Net Sales of a Diagnostic Product Covered by a Valid Patent Claim within the ACI IP Rights, the ACI Program IP Rights or the Joint Program IP Rights in the country of sale, and subject to and in accordance with the terms and conditions of this Agreement, Genentech shall pay to ACI, on a Diagnostic Product-by- Diagnostic Product and country-by-country basis, an amount equal to [*****] of such annual Diagnostic Net Sales.

5.6 Timing of Payments. All payments due under Sections 5.4 and 5.5 shall be paid in quarterly installments and be paid within [*****] days following the end of each calendar quarter.

5.7 Deductions from Payments.

5.7.1 If in Genentech’s reasonable business judgment it is necessary to obtain a license under a issued patent of a Third Party in connection with the research, development, manufacture, distribution, use, sale, import or export of a Therapeutic Product, [*****], including fee, royalty or other payment, against the royalties payable pursuant to Section 5.4.1 – 5.4.3 above; provided, that [*****].

5.7.2 If in Genentech’s reasonable business judgment it is necessary to obtain a license under any Blocking Third Party Intellectual Property in connection with the research, development, manufacture, distribution, use, sale, import or export of a Diagnostic Product, [*****], including fee, royalty or other payment, against the royalties payable pursuant to Section 5.5 above; [*****] shall be in addition to, and not in lieu of, any other rights or claims Genentech may have under this Agreement or otherwise. For the purposes of this Section 5.7.2, “Blocking Third Party Intellectual Property” means, with respect to any country in the Territory, Patent rights in such country owned or controlled by a Third

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Party that cover specific reagents, assays and/or platform or any other technology required for use or sale of a Diagnostic Product, if the manufacture, use or sale of such Diagnostic Product would in the absence of a license granted by such Third Party, infringe such Patent rights.

5.7.3 For clarity, in no event will royalties payable on Therapeutic Products pursuant to Section 5.4 be reduced below a rate of [*****] of annual Net Sales.

5.8 Additional Royalty Terms.

5.8.1 Single Royalty. Notwithstanding anything herein to the contrary, with respect to any Licensed Product only a single royalty payment shall be due and payable, regardless if such Licensed Product is covered by more than one Valid Patent Claim or contains more than one component Covered by a Valid Patent Claim.

5.8.2 Royalty Term; Fully Paid Licenses. Where tied to a Valid Patent Claim, royalties under this Article 5 are payable only during time periods in which sale of the applicable Licensed Product is Covered by a Valid Patent Claim in the applicable country. Upon expiration of the obligation to pay royalties for a particular Licensed Product in a given country under Section 5.4 and Section 5.5, the licenses granted to the Party under this Agreement with respect to such Licensed Product in such country shall become fully paid and irrevocable.

ARTICLE 6: REPORTS, AUDITS AND FINANCIAL TERMS

6.1 Reports.

6.1.1 Royalty Reports. Within [*****], Genentech shall send to ACI a report of Net Sales of the Licensed Products for which a royalty is due, which report sets forth for such calendar quarter the following information: (i) total Net Sales of all Licensed Products sold in the Territory during such calendar quarter, (ii) the exchange rate used to convert Net Sales from the currency in which they are earned to Swiss Francs (CHF), (iii) Net Sales on a country-by-country basis for each of [*****] and (iv) the total royalty payments due.

6.2 Additional Financial Terms.

6.2.1 Currency. All payments to be made under this Agreement shall be made in Swiss Francs (CHF). Amounts invoiced in a currency other than Swiss Francs must be expressed in the Swiss Francs (CHF) equivalent as well as any local currency. Net Sales shall be first determined in the currency in which they are earned and shall then be converted into an amount in Swiss Francs (CHF). All currency conversions shall use the conversion rate used by Roche for its then-current external reporting requirements, consistently applied.

6.2.2 Payment Type. Amounts paid by one Party to the other under this Agreement shall be paid in Swiss Francs (CHF), in immediately available funds, by means of wire transfer to an account identified by the payee.

6.2.3 Withholding of Taxes. Each Party may withhold from payments due to the other Party amounts for payment of any withholding tax that is required by law to be paid to any taxing authority with respect to such payments. The Party withholding the tax shall provide to the other Party all relevant documents and correspondence, and shall also provide to the Party from whose payment that tax

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was withheld any other cooperation or assistance on a reasonable basis as may be necessary to enable that Party subject to withholding to claim exemption from such withholding taxes and to receive a full refund of such withholding tax or claim a foreign tax credit. The Party withholding the tax shall give proper evidence from time to time as to the payment of such tax. The Parties shall cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include Genentech making payments from a single source in the U.S., where possible or Switzerland.

6.2.4 Late Payments. Any amounts not paid within [*****] days after the date due under this Agreement are subject to interest from the date due through and including the date upon which payment is received. Interest is calculated, over the period between the date due and the date paid, at a rate equal to [*****].

6.2.5 Blocked Currency. If, at any time, legal restrictions prevent the prompt remittance of part or all royalties with respect to any country where a Licensed Product is sold, payment shall be made through such lawful means or methods as the Party paying may determine. When in any country, the law or regulations prohibit both the transmittal and deposit of royalties or other payments, the Party paying shall continue to report all such amounts, but may suspend payment for as long as such prohibition is in effect. As soon as such prohibition ceases to be in effect, all amounts that would have been obligated to be transmitted or deposited, but for the prohibition, shall forthwith be deposited or transmitted promptly.

6.3 Accounts and Audit.

6.3.1 Records. Each Party shall keep full, true and accurate books of account containing the particulars of Net Sales, the calculation of royalties. Each Party shall keep such books of account and the supporting data and other records. Such books and records must be maintained available for examination in accordance with this Section for [*****] calendar years after the end of the calendar year to which they pertain, and otherwise as reasonably required to comply with IFRS.

6.3.2 Appointment of Auditor. Each Party may appoint an internationally-recognized independent accounting firm reasonably acceptable to the audited Party to inspect the relevant books of account of the audited Party to verify any reports or statements provided, or amounts paid or invoiced (as appropriate), by that audited Party. The independent accounting firm (and any individuals, if applicable) appointed to perform the examination under this Agreement must execute a confidential disclosure agreement with the audited Party, or otherwise be subject to terms governing non-use and non-disclosure of information that the audited Party has agreed in writing are acceptable.

6.3.3 Procedures for Audit. Each Party may exercise its right to have the other Party’s relevant records examined only during the [*****] year period during which the audited Party is required to maintain records, no more than once in any consecutive [*****] calendar quarter period, and only once with respect to records covering any specific period of time. The audited Party is required to make its records available for inspection only during regular business hours, only at such place or places where such records are customarily kept, and only upon receipt of at least [*****] days written advance notice from the other Party.

6.3.4 Audit Report. The independent accountant will be instructed to provide an audit report containing its conclusions regarding the audit, and specifying whether the amounts paid were correct, and, if incorrect, the amount of any underpayment or overpayment. The independent accountant further will be instructed to provide that audit report first to the audited Party, and will be further instructed to redact any proprietary information of the audited Party not relevant to the calculation of

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royalties prior to providing that audit report to the other Party. That audit report shall be deemed to be Confidential Information of the audited Party, and used only for purposes germane to this Section.

6.3.5 Underpayment and Overpayment. After review of the auditor’s report: (i) if there is an uncontested underpayment by the audited Party for the period in question, then the audited Party shall pay to the other Party the full amount of that uncontested underpayment, and (ii) if there is an uncontested overpayment by the audited Party for the period in question, then the other Party shall provide to the audited Party a credit against future payments (such credit equal to the full amount of that overpayment), or, if the audited Party is not obligated to make any future payments, then the other Party shall pay to the audited Party the full amount of that overpayment. Contested amounts are subject to dispute resolution under Article 13. If the total amount of any underpayment (as agreed to by the audited Party or as determined under Article 13) exceeds [*****] of the amount previously paid by the audited Party for the period subject to audit (as long as that period is at least [*****] consecutive calendar quarters), then the audited Party shall pay the reasonable costs for the audit.

6.4 Rights Regarding Consolidation of ACI Financial Data. If, at any time during the term of this Agreement, compliance with any term or condition of this Agreement would, in Genentech’s opinion and with the concurrence of Genentech’s independent auditors, require Genentech to consolidate ACI within Genentech’s financial statements in order to comply with Accounting Standards in effect at that time, then upon Genentech’s request, ACI shall provide to Genentech (a) ACI’s unaudited quarterly consolidated financial statements, prepared in accordance with IFRS (i.e., balance sheet, income statement and statement of cash flows) for each calendar quarter within [*****] days after the end of the calendar quarter, and (b) subject to the obligations under Article 12 regarding Confidential Information, ACI’s forecasted results for a given calendar quarter, based on its best available estimates, no earlier than [*****] days prior to, and no later than [*****] days prior to, the close of such calendar quarter. Those forecasted results must be based on at least [*****] months of actual results and will encompass all of the financial statements noted above.

ARTICLE 7: INTELLECTUAL PROPERTY; PATENT PROSECUTION AND MAINTENANCE

7.1 Disclosure of Inventions.

7.1.1 ACI shall promptly disclose to GNE any inventions or other Know-How created, discovered, conceived or reduced to practice pursuant to the Research Program and the activities in the Research Plan. During the Research Term and the remainder of the Term of the Agreement, ACI shall disclose to GNE all Patents within ACI IP Rights and Program IP Rights (including in each case, any such Patents of which ACI acquires Control after the Effective Date).

7.1.2 Promptly after the Effective Date, ACI shall deliver to GNE copies of all patent applications, amendments, correspondence with patent offices and information relating to Patents within the ACI IP Rights. ACI shall timely deliver to GNE within [*****] days of its receipt, copies of any patent applications, amendments, correspondence or other materials that ACI receives following the Effective Date from the U.S. Patent and Trademark Office and all other patent offices relating to the Patents within the ACI IP Rights.

7.2 Ownership of IP Rights.

7.2.1 Program IP Rights. As between the Parties, (i) Program IP Rights that are invented by employees of ACI solely (or jointly with a Third Party subcontractor of ACI) (“ACI Program IP Rights”) will be solely owned by ACI; (ii) Program IP Rights that are invented by employees of Genentech solely (or jointly with a Third Party subcontractor of Genentech) (“Genentech Program IP

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Rights”) will be solely owned by Genentech; and (iii) Program IP Rights that are invented by an employee of Genentech (or a Third Party subcontractor of Genentech) and an employee of ACI (or a Third Party subcontractor of ACI) jointly (“Joint Program IP Rights”) will be jointly owned by Genentech and ACI. Inventorship for purposes of determining ownership under this Section is determined under Section 7.6.

7.2.2 Joint Ownership. Each Party retains an undivided one-half interest in and to Joint Program IP Rights. ACI shall exercise its ownership rights in and to Joint Program IP Rights, for any field, and including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, only (i) with prior written consent of Genentech, not to be unreasonably withheld; (ii) subject to the licenses under this Agreement; and (iii) in accordance with the restrictions set forth in Section 4.3. Notwithstanding the foregoing, solely with respect to (a) improvements made by the Parties in the performance of activities under the Research Plan to techniques and/or methods consisting of assays, detection methods and screening methods within the ACI IP Rights existing as of the Effective Date and (b) such other techniques and/or methods consisting of assays, detection methods and screening methods made by the Parties in the performance of activities under the Research Plan (together, the “Improvements”), ACI may freely exploit Joint Program IP Rights that constitute Improvements for uses outside the Genentech Field without obtaining Genentech’s prior consent. This Agreement shall be understood to be a joint research agreement in accordance with 35 U.S.C. § 103(c) to develop Tau-Active Antibodies for use in and outside the Genentech Field, provided that neither Party shall be required by this reference to have any Patent take advantage of or become subject to such § 103(c) except in accordance with the provisions of this Article 7 regarding Prosecution and Maintenance of such Patent.

7.3 Assignments.

7.3.1 Genentech. Genentech shall require all of its employees, contractors and agents, and any Affiliates and Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to Genentech any Program IP Rights and Genentech IP Rights, created, discovered, conceived or reduced to practice by such employees, contractors or agents or Affiliates or Third Parties.

7.3.2 ACI. ACI shall require all of its employees, contractors and agents, and any Affiliates and Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to ACI any Program IP Rights and ACI IP Rights, created, discovered, conceived or reduced to practice by such employees, contractors or agents or Affiliates or Third Parties.

7.3.3 Cooperation. The Parties shall cooperate with each other to effectuate ownership of any intellectual property rights as set forth in this Agreement, including, but not limited to, by executing and recording documents.

7.4 Patent Prosecution and Maintenance.

7.4.1 Definition. For purposes of this Section 7.4.1, “Prosecution and Maintenance” or “Prosecute and Maintain,” with regard to a particular Patent, means the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, applications for patent term extensions and the like with respect to that Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to that Patent.

7.4.2 Genentech Controlled Prosecution and Maintenance. As between the Parties, Genentech shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and

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Maintain Patents within the Genentech IP Rights, but excluding [*****] and [*****].

7.4.3 Prosecution and Maintenance of ACI IP Rights and Program IP Rights. Subject to the provisions of this Section and Section 7.4.5, ACI and Genentech shall select a mutually agreeable outside counsel (“Outside Patent Counsel”) to be responsible for the Prosecution and Maintenance of ACI IP Rights and Program IP Rights.

(a) Cooperation. With respect to Patents within the ACI IP Rights and Program IP Rights, the Parties shall cooperate and assist each in the Prosecution and Maintenance of such Patents as set forth below and in Section 7.4.4.

(b) As soon as one of the Parties determines that it wishes to file a patent application covering any such invention within the ACI IP Rights or Program IP Rights, it shall promptly inform the other Party thereof. With respect thereto, the Parties shall promptly engage the Outside Patent Counsel to draft a patent application for such invention and to make a preliminary determination of inventors, and scope of claims. The Parties shall instruct the Outside Patent Counsel to provide to each Party a copy of such patent application for review and comments by the Parties, and such Outside Patent Counsel shall be instructed to reasonably consider the comments of both Parties.

(c) The Outside Patent Counsel shall be instructed to (i) keep the Parties informed as to the filing, and Prosecution and Maintenance (including those involving in which countries to initiate or continue prosecution (including validation), the question of the scope of, the issuance of, the rejection of, an interference involving, or an opposition to any such patent application or resulting Patent) of, such Patents, such that each Party has sufficient time to review and comment upon any documents intended for submission to any patent office; (ii) furnish to each Party a copy of the patent application and copies of documents relevant to such Prosecution and Maintenance, including copies of correspondence with any patent office, foreign associates, and outside counsel; and (iii) reasonably consider and incorporate comments of the Parties on documents filed with any patent office. In addition, the Outside Patent Counsel shall provide the Parties with a report, no less frequently than once per calendar quarter (or as otherwise mutually agreed by the Parties), listing all Patents within ACI IP Rights and Program IP Rights, identifying them by country and patent or application number, and briefly describing the status thereof.

(d) The Outside Patent Counsel shall be instructed to advise and consult with each Party promptly after receiving any substantial action or development in the prosecution of any patent application it is responsible for prosecuting pursuant to Section 7.4.3(a) (in particular any actions or developments concerning in which countries to initiate or continue prosecution (including validation), questions of the scope, issuance or rejection of, any interference involving, any such patent application or any opposition to any such patent application or resulting patent).

7.4.4 Consultation and Cooperation. Generally, the Parties shall cooperate with and assist each other in the Prosecution and Maintenance of Patents within the ACI IP Rights and Program IP Rights, including (i) consulting with the other Party promptly after receiving any substantial action or development in the prosecution of any such Patent, (ii) making scientists and scientific records reasonably available in connection with such Prosecution and Maintenance, and (iii) making reasonably available its respective authorized attorneys, agents or representatives. In addition, each Party shall sign or use its best efforts to have signed and delivered, at no charge to the other Party, all documents necessary in connection with such Prosecution and Maintenance.

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7.4.5 Abandonment of Prosecution and Maintenance. With respect to Patents within the ACI IP Rights and Program IP Rights, if a Party (the “Electing Party”) elects not to Prosecute and Maintain such Patents (whether worldwide or with respect to any particular country), including electing not to file a patent application with respect thereto or to allow any such Patents to lapse or become abandoned or unenforceable, then the Electing Party shall promptly notify the other Party (the “Non- Electing Party”) in writing (which such notice shall be at least [*****] days prior to the lapse or abandonment of any such Patent). Thereafter, the Non-Electing Party may, but is not required to, undertake, at its sole expense and in its sole discretion, the Prosecution and Maintenance of such Patents. In the event that the Non-Electing Party undertakes such Prosecution and Maintenance, (i) the Electing Party shall assign all right, title and interest in and to such Patents to the Non-Electing Party, (ii) Electing Party shall cooperate as set forth in Section 7.4.4, and (iii) notwithstanding anything in this Agreement to the contrary, such Patents shall no longer serve as the basis of any royalty obligation to the Electing Party under this Agreement.

7.4.6 Costs. Unless otherwise mutually agreed by the Parties, both during and after the Term of this Agreement, all costs of prosecuting and maintaining Genentech IP Rights shall be Genentech’s sole responsibility. Genentech shall bear [*****] of the costs of prosecuting and maintaining all ACI IP Rights and Program IP Rights and ACI shall bear [*****] of such costs.

7.4.7 Good Faith. Without in any way limiting the foregoing, including Section 7.4.3(a), the Parties shall use reasonable efforts and act in good faith to assist and advise the other and the Outside Patent Counsel in connection with the Prosecution and Maintenance of Patents within the ACI IP Rights and Program IP Rights, and to mutually seek opportunities to prepare and file patent applications for such Patents, [*****].

7.5 Patent Interferences. If an interference is declared by the U.S. Patent and Trademark Office (a) between (i) a claim in one or more Patents within the ACI IP Rights or Program IP Rights and (ii) a claim in one or more Patents within the Genentech IP Rights, where at least one of such claims would, but for the licenses in this Agreement, be infringed by the making, using, offering for sale, selling or importing of a Tau-Active Antibody or Licensed Product; then the Parties shall in good faith establish within [*****] days of the declaration of such interference, or such other time as agreed upon, a mutually agreeable process to resolve such interference in a reasonable manner (including control and cost sharing), in conformance with all applicable legal standards.

7.6 Inventorship. Any determination of inventorship with respect to any Patent within the ACI IP Rights, Program IP Rights, or Genentech IP Rights shall be made in accordance with the applicable United States patent laws.

7.7 Consequences of [*****].

7.7.1 Termination on [*****]. ACI shall have the right to terminate this Agreement, to the extent permitted by applicable law and regulation, by written notice effective upon receipt by Genentech if Genentech or its Affiliates directly, or indirectly through material assistance knowingly granted to a Third Party, makes, files or maintains any claim, demand, lawsuit or cause of action to [*****] of, or [*****], in each case with respect to any [*****] (each such action a “[*****]”). Prior to exercising such right, ACI shall first provide Genentech with written notice regarding the occurrence of any [*****] (“Notice of [*****]”). Provided that (i) the [*****] is reversible, and (ii) Genentech is able to obtain a full and

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complete withdrawal of the [*****] within [*****] days following Genentech’s receipt of the Notice of [*****], and (iii) no substantial [*****] to the [*****] has been caused by the [*****] prior to such withdrawal, then ACT may not terminate this Agreement pursuant to this Section 7.7.1. For the avoidance of doubt, [*****] does not include, and termination by ACI under this Section 7.7.1 is not permitted for, (i) any action undertaken by Genentech or its Affiliates in any [*****] if such [*****] was provoked, requested or otherwise commenced by a Third Party without material assistance knowingly granted by Genentech or its Affiliates; (ii) any [*****] by Genentech or its Affiliates [*****] or other action made, filed or maintained by ACI, ACI’s Affiliate(s) and/or ACT Licensee(s), including where such [*****] of or by any Genentech activity with respect to [*****], including without limitation any [*****] by Genentech or its Affiliates that the making, using, selling, offering for sale and importation of any Tau-Active Antibody(ies) and/or Licensed Product(s) do not [*****] ACI IP Rights.

ARTICLE 8: ENFORCEMENT OF IP RIGHTS; DEFENSE OF THIRD PARTY

INFRINGEMENT CLAIMS

8.1 Notice. Each Party shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of the ACI IP Rights or Program IP Rights by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of the ACI IP Rights or Program IP Rights, and shall, along with such notice, supply the other Party with all evidence in its possession pertaining thereto. In addition, ACI shall promptly notify Genentech, in writing, upon learning of any actual or suspected infringement of the Genentech IP Rights by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of the Genentech IP Rights, and shall, along with such notice, supply Genentech with all evidence in its possession pertaining thereto.

8.2 Infringement Action.

8.2.1 Genentech IP Rights. As between the Parties, Genentech shall have at its own cost the sole right, but not the obligation, to seek to abate any actual or suspected infringement of the Genentech IP Rights by a Third Party, or to file suit against any such Third Party. ACI shall cooperate with Genentech (as may be reasonably requested by Genentech), including, if necessary, by being joined as a party.

8.2.2 ACI IP Rights and Program IP Rights. Genentech shall have at its own cost the first right, but not the obligation, to seek to abate any actual or suspected infringement of the ACI IP Rights, ACI Program IP Rights and ACI’s interest in the Joint Program IP Rights by a Third Party, or to file suit against any such Third Party. If Genentech does not commence an infringement action against the alleged or threatened infringement or otherwise seek to abate the infringement (which may include without limitation entering into a sublicense agreement with the infringer) by the earlier of (a) [*****] months after ACI provides to Genentech written notice of such infringement or (b) [*****] Business Days before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, then ACI may commence litigation with respect to the alleged or threatened infringement at its own expense; provided, that ACI shall not initiate such litigation if enforcement of such ACI IP Rights, ACI Program IP Rights or ACI’s interest in the Joint Program IP Rights would have a material adverse effect on the development, commercialization, or commercial value of Licensed Products pursuant to this Agreement.

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8.3 Settlement. [*****].

8.4 Damages. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 11, all monies recovered upon the final judgment or settlement of any action described in Section 8.2, shall be used: (i) first, to reimburse [*****], on a pro rata basis for its out-of-pocket expenses relating to the action; (ii) second, any remaining balance that represents compensation for lost sales, a reasonable royalty or lost profits, shall be retained by or paid to [*****] subject to the payment of royalties on such amounts pursuant to Article 5; and (iii) third, any remaining amount that represents additional damages (for example, enhanced or punitive damages) shall be retained by [*****].

8.5 Third Party Suits. In the event that a Third Party shall make any claim or bring any suit or other proceeding against [*****], or any of its Affiliates, [*****] or customers, for infringement or misappropriation of any intellectual property rights with respect to the research, development, making, using selling, offering for sale, import or export of any Tau-Active Antibody or Licensed Product, [*****] shall have the right to defend and control the defense of such claim, suit or other proceeding as well as to initiate and control any counterclaim or other similar action at its own cost and expense. [*****] shall fully cooperate with [*****] in defense of such claim, suit or other proceeding, including by being joined as a party. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 11, the provisions of Sections 8.3 and 8.4 shall apply to any proceeding covered by this Section 8.5, except that the negotiation of any license from the Third Party shall be subject to Section 5.7.

8.6 Genentech shall have the sole right, but not the obligation, to obtain and control, at its own expense and discretion, any data/marketing exclusivity rights with respect to regulatory filings (including clinical, safety and efficacy data) with respect to Licensed Products including defense and enforcement of rights against Third Parties seeking marketing authorization approval from a regulatory agency (including the FDA, EMA or equivalent) based on such filings. Such rights shall specifically include the right to take action in connection with Third Party applications for marketing authorization for biosimilar products or generic products that reference any Licensed Product pursuant to Title VII of the United States Patient Protection and Affordable Care Act, Biologics Price Competition and Innovation Act, the Hatch-Waxman Act, EU Directive 2004/27/EC and any successor legislation or regulations relating thereto, and all similar foreign legislation with regard to the foregoing.

ARTICLE 9: TERM AND TERMINATION

9.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated by mutual agreement or pursuant to any other provision of this Agreement, shall terminate on the date on which all obligations under this Agreement between the Parties with respect to the payment of milestones or royalties with respect to Licensed Products have passed or expired.

9.2 Termination.

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9.2.1 Material Breach. Either Party may terminate this Agreement for any material breach by the other Party, provided that the terminating Party gives the breaching Party written notice of such breach and the breach remains uncured after the expiration of [*****] days (or [*****] days if such breach relates solely to the payment of amounts due hereunder) after such written notice was given.

9.2.2 Bankruptcy. Genentech shall have the right to terminate this Agreement upon written notice to ACI, in the event that ACI seeks protection of any bankruptcy or insolvency law, a proceeding in bankruptcy or insolvency is filed by or against ACI and is not dismissed within [*****] days, or there is an adjudication by a court of competent jurisdiction that ACI is bankrupt or insolvent. ACI shall have the right to terminate this Agreement upon written notice to Genentech, in the event that Genentech seeks protection of any bankruptcy or insolvency law, a proceeding in bankruptcy or insolvency is filed by or against Genentech and is not dismissed within [*****] days, or there is an adjudication by a court of competent jurisdiction that Genentech is bankrupt or insolvent.

9.2.3 Termination for Convenience. Genentech may terminate this Agreement at any time after the [*****] anniversary of the Effective Date with or without cause, upon three (3) months advanced written notice to ACI.

9.2.4 Change of Control. Genentech may terminate this Agreement in accordance with Section 14.3.

9.3 Effect of Termination or Expiration.

9.3.1 Upon termination of this Agreement by ACI pursuant to Section 9.2.1 for material breach by Genentech of its diligence obligations under Section 3.2, its payment obligations under Sections 5.1-5.5, or for a [*****] under Section 7.7.1 or by Genentech pursuant to Section 9.2.3, (i) all rights and licenses granted to Genentech under Article 4 shall immediately terminate; (ii) upon request by ACI within the first [*****] months following the effective date of termination and subject to the Termination Royalties described in Section 9.4 below, Genentech shall provide a Product Reversion Package to ACI to support the continued development and commercialization of Termination Products and shall grant and hereby grants (effective only upon ACI’s request received within the [*****] months following the effective date of termination in accordance with this Section 9.3.1) to ACI the license grant set forth in clause, (vi) of the Product Reversion Package definition; (iii) upon request by ACI, Genentech shall continue to manufacture and supply to ACI for a period of [*****] years such Termination Products that are, as of the date of such termination, in clinical development or sold commercially, such supply to be reimbursed by [*****] at a cost equal to [*****] fully burdened manufacturing cost plus [*****]. Any sublicense granted to a Genentech Licensee [*****] shall survive termination of this Agreement under this Section 9.3.1, provided that such Genentech Licensee (i) is not, on the effective date of such termination, in [*****]; (ii) agrees, in a subsequent writing, to perform and deliver directly to [*****]; and (iii) agrees, in a subsequent writing, that, [*****].

9.3.2 Upon termination by Genentech pursuant to Section 9.2.1 for material breach by ACI, Section 9.2.2 or Section 9.2.4, Genentech may elect, in its sole discretion, to terminate this

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Agreement in its entirety or to partially terminate this Agreement in accordance with the terms of Section 9.3.2 (a).

(a) Partial Termination. Upon Genentech’s election to partially terminate this Agreement, (i) all rights and licenses granted to ACI under Article 4 shall immediately terminate, (ii) the rights and obligations of the Parties under the following sections of this Agreement shall survive such termination: Articles 3 (except Section 3.1.4), 4 (except Section 4.2), 5 , 6 (except Section 6.1.1), 7, 8, 9, 10, 11, 12, 13, and 14, but in all cases the surviving provisions shall be interpreted to exclude the subject matter of non-surviving terms, and (iii) all Genentech Confidential Information, data and materials provided to ACI under this Agreement shall be returned to Genentech or destroyed, at Genentech’s option.

(b) Partial Termination Upon Specific Breach Events. In the case that the ACI breach that gave rise to a partial termination of this Agreement in accordance with Section 9.3.2(a) was a breach of any of the following provisions: Sections 2.3.2 (except to the extent that the breach of the provision by ACI is based on the unavailability of biological material due to a scientific or technical obstacle, i.e., destruction of a cell line, not caused by the gross negligence or willful misconduct of ACI) and provided the breach is the consequence of gross negligence or willful misconduct of ACI, 3.1.1, 4.1, 4.3.1, 8.2, 10.1 (except Section 10.1.1(e)) or Article 12, then, (i) the surviving provision set forth in Section 9.3.2(a) shall be modified to provide that Section 3.2 will not survive such partial termination; (ii) upon the First Commercial Sale of a Licensed Product by Genentech, the payments made by Genentech under Sections 5.2 and 5.3 shall be creditable against royalty payments due to ACI under Sections 5.4 and 5.5 subject to clause (c)(i) of this Section 9.3.2: and (iii) Genentech shall have no obligation to pay royalties on Net Sales of Licensed Product under Sections 5.4 or 5.5, subject to clause (c)(ii) of this Section 9.3.2.

(c) Upon the First Commercial Sale of a Licensed Product by Genentech, ACI may initiate an arbitration procedure under Section 13.2 for the limited determinations described in the following clauses (i) and (ii), in both cases where ACI has the burden of proof.

(i) Milestone Offsets. If ACI establishes that the total damage amount suffered by Genentech resulting from ACI’s material breach that was the basis of Genentech’s partial termination under Section 9.3.2(b) were less than the total of the milestone payments made to ACI under Sections 5.2 and 5.3, then Genentech shall only be entitled to credit such total damage amount against royalty payments due to ACI under Sections 5.4 and 5.5.

(ii) Royalty. If ACI establishes that the material breach that was the basis of Genentech’s partial termination under Section 9.3.2(b) did not have a material adverse effect on the value on the scope, validity or enforceability of the ACI IP Rights or the market exclusivity granted by such rights, in each case in the Genentech Field, then notwithstanding clause (iii) of Section 9.3.2(b), Genentech’s obligation to pay royalties to ACI in accordance with Sections 5.4 or 5.5 shall continue.

9.3.3 Termination or expiration of this Agreement, through any means and for any reason, shall not relieve the Parties of any obligation accruing prior thereto, including the payment of all sums due and payable, and shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this Agreement.

9.4 Termination Financials. Subsequent to termination as described in Section 9.3.1 and in consideration of the data and information provided to ACI by Genentech thereunder, the financial provisions of this Section 9.4 shall apply as follows:

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9.4.1 In each calendar quarter in which ACI records Net Sales of a Termination Product, ACI shall pay to Genentech, on a Termination Product-by-Termination Product and country-by-country basis, an amount equal to the amounts set forth in Sections 9.4.2-9.4.6 as follows:

9.4.2 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.3 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.4 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.5 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.6 [*****] of annual Net Sales of Termination Products that are [*****] and

9.4.7 For Net Sales of Termination Products not Covered by a Valid Patent Claim within the Genentech IP Rights in the country of sale, a royalty equal to [*****] of the applicable royalty that would otherwise be payable under Sections 9.4.1-9.4.6, provided, however, that royalty payment obligations under this Section 9.4.7 shall terminate upon the date that is [*****] years from the date of First Commercial Sale of the applicable Termination Product in a country. For the sake of clarity, royalties paid under this Section 9.4.7 shall be mutually exclusive of royalties to be paid under Sections 9.4.1-9.4.6; in no event shall royalties be paid under this Section 9.4.7 on Net Sales of Termination Products Covered by a Valid Patent Claim of the Genentech IP Rights.

9.5 Survival. In addition to as set forth in Section 9.3 and otherwise explicitly set forth in this Agreement, Articles 1, 11, 12 and 13 and Sections 7.2, 7.3, 9.3, 9.4, 9.5 and 10.3, and, as applicable, Article 6 shall survive expiration or termination of this Agreement for any reason.

ARTICLE 10: REPRESENTATIONS AND WARRANTIES

10.1 ACI Representations. ACI hereby represents and warrants to Genentech that:

10.1.1 As of the Effective Date, ACI represents that:

(a) ACI has the full right, power and authority, and has obtained all approvals, permits or consents necessary, to enter into this Agreement and to perform all of its obligations and to grant the licenses provided hereunder.

(b) No claims of infringement, misappropriation or other conflict with any

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intellectual property rights or other rights owned or controlled by any Third Party have been made or, to ACI’s knowledge, threatened with respect to the ACI IP Rights existing as of the Effective Date.

(c) None of the ACI IP Rights existing as of the Effective Date is subject to any outstanding injunction, judgment, order, ruling, or charge, and no claim or action is pending or, to ACI’s knowledge, threatened which challenges the legality, validity, enforceability, use, or ownership of any such ACI IP Rights, and ACI is not aware of any facts or circumstances that indicate a likelihood of the foregoing. As of the Effective Date, no loss or expiration of any of the ACI IP Rights is threatened, pending, or reasonably foreseeable, except for patents expiring at the end of their statutory terms (and not as a result of any act or omission by ACI, including a failure to pay any required maintenance fees).

(d) ACI is not aware (without having made any specific inquiry) of any infringement or misappropriation of the ACI IP Rights existing as of the Effective Date by any Third Party.

(e) ACI has, up through and including the Effective Date, made available to or provided Genentech with copies of all material information and, as requested in writing by Genentech, with copies of all books, records and data, in each case with respect to the ACI IP Rights and ACI Antibodies, provided that this clause (e) is exclusive of information that was excluded from disclosure under Paragraph 3 of the Mutual Confidentiality Agreement between the Parties dated March 18, 2010, as amended.

10.1.2 ACI hereby represents and warrants to Genentech that as of the Effective Date and through out the Term:

(a) ACI is the sole and exclusive owner of or Controls the ACI IP Rights existing as of the Effective Date free and clear of any liens or encumbrances.

(b) ACI has not, prior to the Effective Date, entered into and shall not, following the Effective Date, enter into any agreement and has not granted any now existing, or agreed to grant any future, license, right or privilege which would adversely affect the rights and licenses granted by ACI to Genentech pursuant to this Agreement.

(c) The intellectual property rights licensed by ACI to Genentech pursuant to this Agreement constitute all Patents, Know-How and other intellectual property rights that are owned or Controlled by ACI or its Affiliates and that (i) relate to Licensed Products and Tau-Active Antibodies or (ii) are conceived, reduced to practice or otherwise created by ACI during the conduct of or in connection with activities under the Research Program.

(d) ACI follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants and/or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

10.2 Genentech Representations. Genentech hereby represents and warrants the following to ACI:

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

10.2.1 Genentech has the full right, power and authority, and have obtained all approvals, permits or consents necessary, to enter into this Agreement and to perform all of its obligations hereunder.

10.2.2 Genentech has not, prior to the Effective Date, entered into and shall not, following the Effective Date, enter into any agreement that conflicts in any way with this Agreement or Genentech’s obligations hereunder.

10.2.3 Genentech follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants and/or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

10.3 DISCLAIMER. THE WARRANTIES SET FORTH IN SECTIONS 10.1 AND 10.2 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, NON-INFRINGEMENT AND ALL SUCH OTHER WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

ARTICLE 11: INDEMNIFICATION

11.1 Indemnification by ACI. ACI shall defend, indemnify and hold harmless Genentech, its Affiliates and Genentech Licensees and their respective officers, directors, employees and agents from and against any and all Third Party liabilities, claims, suits, and expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent arising out of or attributable to (i) the inaccuracy or breach of any representation or warranty made by ACI under this Agreement, or (ii) the negligence or willful misconduct of ACI, its Affiliates or ACI Licensees, or their respective officers, directors or employees.

11.2 Indemnification by Genentech. Genentech shall defend, indemnify and hold harmless ACI, its Affiliates and their respective officers, directors, employees and agents from and against any and all Losses, to the extent arising out of or attributable to (i) the inaccuracy or breach of any representation or warranty made by Genentech under this Agreement, or (ii) the development, marketing, approval, manufacture, packaging, labeling, handling, storage, transportation, use, distribution, promotion, marketing or sale of Licensed Products by Genentech; in each case except to the extent that such Losses are subject to indemnification pursuant to Section 11.1.

11.3 Procedure. The indemnities set forth in this Article 11 are subject to the condition that the Party seeking the indemnity shall forthwith notify the indemnifying Party on being notified or otherwise made aware of a liability, claim, suit, action or expense and that the indemnifying Party defend and control any proceedings with the other Party being permitted to participate at its own expense (unless there shall be a conflict of interest which would prevent representation by joint counsel, in which event the indemnifying Party shall pay for the other Party’s counsel); provided, that, the indemnifying Party may not settle the liability, claim, suit, action or expense, or otherwise consent to any judgment, without the written consent of the other Party (such consent not to be unreasonably withheld).

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

11.4 Insurance.

11.4.1 Coverage. Each Party shall maintain, at its own cost, the insurance coverages set forth in this Section 11.4; provided, however, Genentech has the right, in its sole discretion, to self-insure in part or in whole for any such coverage.

11.4.2 ACI. ACI shall have and maintain such type and amounts of Third Party Liability, Commercial General Liability (including contractual liability) and Products Liability insurance as is both (i) required under the laws of Switzerland and (ii) otherwise normal and customary in the biotechnology industry generally for parties similarly situated.

11.4.3 Genentech. Genentech shall maintain on an ongoing basis coverage for Products Liability and Completed Operations including coverage for Clinical Trials, in the minimum amount of [*****] per occurrence, combined single limit for bodily injury and property damage liability.

11.4.4 Additional Requirements. Except to the extent that Genentech self-insures as authorized under Section 11.4.1, the following provisions apply:

(a) All insurance coverages shall be primary insurance with respect to each Party’s own participation under this Agreement, and shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-XII or better.

(b) Such Party shall maintain the insurance coverage for at least [*****] years following such Party’s completing the performance of its obligations under this Agreement.

(c) Upon request by the other Party, each Party shall provide to the other Party its respective certificates of insurance evidencing the insurance coverages set forth in Section 11.4.1. Each Party shall provide to the other Party at least [*****] days prior written notice of any cancellation, nonrenewal or material change in any of the insurance coverages. Each Party shall, upon receipt of written request from the other Party, provide renewal certificates to the other Party for as long as such Party is required to maintain insurance coverages hereunder.

11.5 LIMITATION ON DAMAGES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES (INCLUDING LOSS OF PROFITS) WHETHER BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT OR ANY OTHER LEGAL THEORY. THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY’S LIABILITY TO THE OTHER PARTY UNDER ARTICLES 11 (INDEMNIFICATION) AND 12 (CONFIDENTIALITY) OF THIS AGREEMENT.

ARTICLE 12: CONFIDENTIALITY

12.1 Confidential Information. During the Term of this Agreement and for [*****] years thereafter without regard to the means of termination: (i) ACI shall not use, for any purpose other than the purpose of this Agreement, or reveal or disclose to any Third Party Genentech Confidential Information or Program Confidential Information; and (ii) Genentech shall not use, for any purpose other than the purpose of this Agreement, or reveal or disclose to any Third Party ACI Confidential Information or

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

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CONFIDENTIAL	FINAL EXECUTION VERSION

Program Confidential Information. The Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

12.2 Exceptions. Notwithstanding the foregoing, a Party may use and disclose Confidential Information (including any Genentech Confidential Information, ACI Confidential Information or Program Confidential Information) as follows:

(a)	if required by applicable law, rule, regulation, government requirement and/or court order; provided, that, the disclosing Party promptly notifies the other Party of its notice of any such requirement and provides the other Party a reasonable opportunity to seek a protective order or other appropriate remedy and/or to waive compliance with the provisions of this Agreement;

(b)	to the extent such use and disclosure occurs in the filing or publication of any patent application or patent on inventions;

(c)	as necessary or desirable for securing any regulatory approvals, including pricing approvals, for any Licensed Products; provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

(d)	to take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; and

(e)	to the extent necessary, to its Affiliates, directors, officers, employees, consultants, Genentech Licensees or ACI Licensees (as applicable), vendors and clinicians under written agreements of confidentiality at least as restrictive as those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement.

12.3 Certain Obligations. During the term of this Agreement and for a period of [*****] years thereafter and subject to the exceptions set forth in Section 12.2, Genentech, with respect to ACI Confidential Information, and ACI, with respect to Genentech Confidential Information and Program Confidential Information, agree:

(a)	to use such Confidential Information only for the purposes contemplated under this Agreement,

(b)	to treat such Confidential Information as it would its own proprietary information which in no event shall be less than a reasonable standard of care,

(c)	to take reasonable precautions to prevent the disclosure of such Confidential Information to a Third Party without written consent of the other Party, and

(d)	to only disclose such Confidential Information to those employees, agents and Third Party contractors who have a need to know such Confidential Information for the purposes set forth herein and who are subject to obligations of confidentiality no less restrictive than those set forth herein.

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

12.4 Disclosures and Public Announcements. Neither Party shall issue any press release or other publicity materials, or make any public presentation with respect to the existence of, or any of the terms or conditions of, this Agreement or the programs or efforts being conducted by the other Party hereunder, in each case without the prior written consent of the other Party. This restriction shall not apply to:

(a)	disclosures to a Party’s attorneys, advisors or investors on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, and

(b)	any future disclosures required by law or regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the disclosing Party (i) use all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, request confidential treatment of such information.

12.5 Scientific Publications.

12.5.1 If ACI, including its employees, agents, collaborators or consultants, wishes to make a scientific or technical publication, presentation and/or other related oral disclosure related to ACI IP Rights and Program IP Rights, ACI shall deliver to Genentech a copy of the proposed written publication or an outline of the proposed presentation or oral disclosure at least [*****] days prior to submission for publication, presentation and/or other oral disclosure. Genentech may then (a) request (within [******] days of the delivery of the publication or outline) modifications to the publication or outline for patent reasons or business reasons, and ACI shall make such modifications, (b) delete (within [*****] days of the delivery of the publication or outline) any trade secrets or Confidential Information of Genentech included in that publication or outline, and/or (c) request (within [*****] days of the delivery of the publication or outline) a reasonable delay of no more than [*****] days from the date such delay is requested by Genentech in publication, presentation and/or other oral disclosure to protect know-how and patentable subject matter. In the event that the ACI does not receive any response from Genentech with respect to the ACI’s proposed written publication or outline of the proposed presentation or oral disclosure within [*****] days of the delivery of the publication or outline, subject to the terms of this Agreement, ACI shall be free to publish, present or otherwise orally disclose the information contained in such publication or outline.

12.5.2 If Genentech, including its employees, agents or consultants, wishes to make a scientific or technical publication, presentation and/or other related oral disclosure related to ACI IP Rights, Genentech shall deliver to ACI a copy of the proposed written publication or an outline of the proposed presentation or oral disclosure at least [*****] days prior to submission for publication, presentation and/or other oral disclosure. ACI may then (a) request (within [*****] days of the delivery of the publication or outline) modifications to the publication or outline for patent reasons, and Genentech shall make such modifications, (b) delete (within [*****] days of the delivery of the publication or outline) any trade secrets or Confidential Information of ACI included in that publication or outline, and/or (c) request (within [*****] days of the delivery of the publication or outline) a reasonable delay of no more than [*****] days from the date such delay is requested by ACI in publication, presentation and/or other oral disclosure to protect know-how and patentable subject matter. In the event that Genentech does not receive any response from ACI with respect to Genentech’s proposed written publication or outline of the proposed presentation or oral disclosure within [*****] days of the delivery of the publication or outline, subject to the terms of this Agreement, Genentech shall be free to publish, present or otherwise orally disclose the information contained in such publication or

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

outline.

12.6 Termination Event. Upon termination, but not expiration, of this Agreement and upon the request of the disclosing Party, the receiving Party shall promptly return to the disclosing Party or destroy all copies of Confidential Information received from such Party, and shall return or destroy, and document the destruction of, all summaries, abstracts, extracts, or other documents which contain any Confidential Information of the other Party in any form, except that each Party shall be permitted to retain a copy (or copies, as necessary) of such Confidential Information (a) for archival purposes, (b) as required by any law or regulation, (c) in the case of ACI, for purposes of exploiting its rights in any Product Reversion Package provided by Genentech pursuant to Section 9.3.1 or (d) in the case of Genentech, for purposes of exploiting its surviving rights pursuant to Section 9.3.2.

ARTICLE 13: ARBITRATION

13.1 Disputes. This Agreement is made on the basis of mutual confidence, and it is understood that the differences, if any, during the life of this Agreement should freely be discussed between the two Parties. The Parties shall initially attempt in good faith to resolve any significant controversy, claim, or dispute arising out of or relating to this Agreement, or its interpretation, performance, nonperformance or any breach of any respective obligations hereunder (hereinafter collectively referred to as a “Dispute”) through negotiations between senior executives of ACI and Genentech (or their respective designee). If the Dispute is not resolved within [*****] days (or such other period of time mutually agreed upon by the Parties) of commencing such face-to-face negotiations, or if the Party against which a claim has been asserted refuses to attend such negotiations or does not otherwise participate in such negotiations within [*****] days (or such other period of time mutually agreed upon by the Parties) from the date of notice of a Dispute, either Party may, by written notice to the other, invoke the provisions of Section 13.2.

13.2 Arbitration. Subject to Sections 13.1 and 13.3, the Parties agree to resolve any Dispute exclusively through binding arbitration conducted under the auspices of the International Chamber of Commerce (the “ICC”) pursuant to the Rules of Arbitration of the International Chamber of Commerce then in effect (the “ICC Rules”). The arbitration shall be conducted in the English language before [*****] arbitrators appointed in accordance with the ICC Rules; provided that at least one such arbitrator shall have had, by the time of the actual arbitration, at least [*****] years of experience as an attorney and experience in the pharmaceuticals industry so as to better understand the legal, business and scientific issues addressed in the arbitration. Unless otherwise mutually agreed by the Parties, any arbitration hereunder it shall be brought at the location of the Party which first received the notice required under Section 13.1. Unless agreed otherwise by the Parties, the Parties shall have [*****] days from the appointment of the last to be appointed of the [*****] arbitrators to present and/or submit their positions to the arbitrators, and the Parties shall have a hearing before the arbitrators within [*****] Business Days of such submission. The arbitrators shall hear evidence by each Party and resolve each of the issues identified by the Parties. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue which clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [*****] days after conclusion of the hearing, unless otherwise agreed to by the Parties. The Parties shall use all reasonable efforts to keep arbitration costs to a minimum. Each Party must bear its own attorneys’ fees and associated costs and expenses, as well as an equal share of the fees and costs incurred by ICC and the arbitrators. The Parties shall use all reasonable efforts to make witnesses available for the proceedings.

13.3 Subject Matter Exclusions. Notwithstanding the foregoing, the provisions of Sections 13.1 and 13.2 shall not apply to any Dispute relating to: [*****]

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

[*****]. Notwithstanding anything to the contrary in the foregoing provision of this Section 13.3, any Dispute relating to Genentech and/or its Affiliate(s)’s assertion of non-infringement of or by any of its activities with respect to ACI IP Rights, including without limitation any assertion by Genentech or its Affiliates that the making, using, selling, offering for sale and importation of any Tau-Active Antibody(ies) and/or Licensed Product(s) do not infringe ACI IP Rights (“Patent Infringement Dispute”) shall be subject to the provisions of Sections 13.1 and 13.2, provided that at least [*****] of the [*****] arbitrators provided in Section 13.2 shall have had, by the time of the actual arbitration, at least [*****] years of experience as a practicing patent attorney registered to practice before the United States Patent and Trademark Office so as to better understand the patent-related issues addressed in the Patent Infringement Dispute.

13.4 Equitable Relief. Nothing in this Agreement shall be deemed as preventing the Parties from seeking injunctive relief (or other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect either Party’s interests.

ARTICLE 14: MISCELLANEOUS

14.1 Assignment and Delegation. Neither this Agreement nor any right or obligation hereunder shall be assignable in whole or in part, whether by operation of law, or otherwise by ACI without the prior written consent of Genentech. Notwithstanding the foregoing, ACI may assign or transfer its rights and obligations under this Agreement to a Person that succeeds to all or substantially all of ACI’s business or assets related to this Agreement whether by sale, merger, operation of law or otherwise. If during the term of the Research Program, ACI makes a permitted assignment to a successor in accordance with the foregoing sentence, Genentech may terminate the Research Program upon notice without terminating this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assignees. Any transfer or assignment of this Agreement in violation of this Section 14.1 shall be null and void.

14.2 Relationship of GNE and Roche. GNE and Roche are jointly referred to in this Agreement as Genentech. Except where either GNE or Roche are expressly referred to herein, (a) each of GNE and Roche shall be entitled to exercise any rights or perform any obligation attributed in this Agreement to Genentech, and each of GNE and Roche shall be jointly liable for any obligation attributed in this Agreement to Genentech. Any communication or act by GNE shall be deemed to have been consented by Roche and any act or communication by Roche shall be deemed to have consented by GNE. Except where either GNE or Roche are expressly referred to herein, ACI shall be entitled to meet its obligation to Genentech by delivering a notice or perform its obligations to either GNE or Roche.

14.3 Change of Control. No later than [*****] days following the public announcement of a proposed Change of Control event, ACI shall provide Genentech with written notice of any such Change of Control. Within [*****] days of receipt of such written notice, Genentech shall have the right to terminate this Agreement in accordance with Section 9.3.2. For the purposes of this Section 14.3, “Change in Control” of ACI means that during the Term of this Agreement (i) ACI shall have become an Affiliate of a Person that is a Competitor; and/or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of ACI shall have occurred to a Competitor; and/or (iii) the stockholders of ACI shall have approved of a plan or proposal for the liquidation or dissolution of the company; and/or (iv) any Competitor (whether individually or as part of a group) shall have become the owner, directly or indirectly, beneficially or of record, of shares representing more than [*****] of the aggregate ordinary voting power represented by the issued and outstanding voting stock of ACI. For the purposes of this Section 14.3, “Competitor” means any Person that conducts any research and/or development, activities, or that manufactures, promotes,

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

markets, distributes and/or sells any products for [*****], in the biotechnology or pharmaceutical industry.

14.4 Entire Agreement. This Agreement contains the entire agreement between the Parties relating to the subject matter hereof, and all prior understandings, representations and warranties between the Parties are superseded by this Agreement, including the Confidential Disclosure Agreement between the Parties dated March 18, 2010, as amended.

14.5 Amendments. Changes and additional provisions to this Agreement shall be binding on the Parties only if mutually agreed upon, laid down in writing and signed effectively by the Parties.

14.6 Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of New York and all rights and remedies shall be governed by such laws without regard to principles of conflicts of law.

14.7 Force Majeure. If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of earthquake, fire, flood or other casualty or due to strikes, riot, storms, explosions, acts of God, war, or a similar occurrence or condition beyond the reasonable control of the Parties, the Party so affected shall, upon giving prompt notice to the other Parties, be excused from such performance during such prevention, restriction or interference, and any failure or delay resulting therefrom shall not be considered a breach of this Agreement.

14.8 Severability. The Parties do not intend to violate any public policy or statutory common law. However, if any sentence, paragraph, clause or combination of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination of the same shall be deleted and the remainder of this Agreement shall remain binding; provided that such deletion does not alter the basic purpose and structure of this Agreement.

14.9 Notices. All notices, requests, demands, and other communications relating to this Agreement shall be in writing in the English language and shall be delivered in person or by registered mail, international courier or facsimile transmission (with a confirmation copy forwarded by courier or registered mail). Notices sent by mail shall be sent by first class mail or the equivalent, registered or certified, postage prepaid, and shall be deemed to have been given on the date actually received. Notices sent by international courier shall be sent using a service which provides traceability of packages. Notices shall be sent as follows:

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

Notices to Genentech:	with a required copy to:

Genentech Inc. 1 DNA Way South San Francisco, CA 94080, USA Attention: Corporate Secretary Telephone: [*****] Facsimile: [*****]	Genentech Inc. 1 DNA Way South San Francisco, CA 94080, USA Attention: Vice President, Genentech Partnering Telephone: [*****] Facsimile: [*****]

and

F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 4070 Basel Switzerland Attn: Corporate Legal Department Telephone: [*****] Facsimile: [*****]

Notices to ACI:	with a required copy to:

AC Immune Pare scientifique EPFL, PSE-B, CH-1015 Lausanne, Switzerland Attention: CEO Telephone: [*****] Facsimile: [*****]	VISCHER Ltd. Attorneys at law Aeschenvorstadt 4 CH-4051 Basel, Switzerland Attention: Dr. Matthias Staehelin Telephone: [*****] Facsimile: [*****]

Either Party may change its address for notices or facsimile number at any time by sending written notice by courier or registered mail to the other Party.

14.10 Independent Contractor. Nothing herein shall create any association, partnership, joint venture, fiduciary duty or the relation of principal and agent between the Parties hereto, it being understood that each Party is acting as an independent contractor, and neither Party shall have the authority to bind the other or the other’s representatives in any way.

14.11 Waiver. No delay on the part of either Party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No waiver of this Agreement or any provision hereof shall be enforceable against any Party hereto unless in writing, signed by the Party against whom such waiver is claimed, and shall be limited solely to the one event.

14.12 Interpretation. This Agreement has been prepared jointly and no rule of strict construction shall be applied against either Party. In this Agreement, the singular shall include the plural and vice versa and the word “including” shall be deemed to be followed by the phrase “without limitation.” The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	FINAL EXECUTION VERSION

14.13 Counterparts. This Agreement may be executed in counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this agreement, a facsimile copy of this Agreement, including the signature pages, will be deemed an original.

14.14 License Survival During Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Paragraph 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Paragraph 101(35A) of the U.S. Bankruptcy Code. The Parties agree that Genentech, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against ACI, including under the U.S. Bankruptcy Code, Genentech shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in Genentech’s possession, shall be promptly delivered to Genentech upon any such commencement of a bankruptcy proceeding upon written request therefor by Genentech.

*        *        *         *        *

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representative.

AC Immune SA		Genentech, Inc.

By:	/s/ Andrea Pfeifer	By:	/s/ Steve Krognes
Name:	Andrea Pfeifer	Name:	Steve Krognes
Title:	CEO	Title:	CFO

F. Hoffmann-La Roche Ltd

	/s/ A. Muhs	By:	/s/ Sophie Kornowski-Bonne
	A. Muhs	Name:	Sophie Kornowski-Bonne
	CSO	Title:	Global Head Roche Partnering

		By:	/s/ Stefan Arnold
		Name:	Stefan Arnold
		Title:	Head Legal Pharma

Research Collaboration and License Agreement (Tau)

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit A

ACI Patents

Applicant	Application No	Patent	Application date	lapsed	Title
[*****]	[*****]		[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****] Tau [*****]

Research Collaboration and License Agreement (Tau)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit B

Research Plan

[*****]

AC Immune Activities

[*****] Tau

[*****] pTau [*****]

[*****]

[*****] Tau [*****] Tau [*****]

Research Collaboration and License Agreement (Tau)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****] pTau [*****]

[*****]

[*****] ptau [*****]

[*****] tau [*****]

[*****] tau [*****]

[*****] pTau)

Research Collaboration and License Agreement (Tau)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit C

Antigens for Discovery Antibodies

Description	Vaccine	Antigens*: Sequence*’*, length (n), sequence ID number
[*****] Tau	[*****]	[*****]
[*****] Tau [*****] Tau	[*****]	[*****]
[*****] Tau	[*****]	[*****]
[*****] Tau	[*****]	[*****]

[*****] Tau (Tau441). [*****]

Research Collaboration and License Agreement (Tau)